CASH AND CASH EQUIVALENTS	12 Months Ended
Jun. 30, 2023
Cash and cash equivalents [abstract]
CASH AND CASH EQUIVALENTS	CASH AND CASH EQUIVALENTS

ACCOUNTING POLICIES
Cash and cash equivalents are short-term, highly liquid investments that are readily convertible to cash without significant risk of changes in value and comprise cash on hand, demand deposits, and highly liquid investments which are readily convertible to known amounts of cash.
Cash and cash equivalents are non-derivative financial assets categorised as financial assets measured at amortised cost. Cash and cash equivalents are initially measured at fair value. Subsequent to initial recognition, cash and cash equivalents are measured at amortised cost, which is equivalent to their fair value.

Amounts in R million	Note	2023	2022

Cash on hand		131.3	113.2
Access deposits and income funds[1]		2,328.7	2,401.7
Restricted cash[2]		11.4	10.7

		2,471.4	2,525.6

Interest earned on cash and cash equivalents	6	190.2	111.8
[1]These consist of access deposit notes and conservatively managed income funds that are diversified across the major financial institutions in South Africa.
At reporting date all of these instruments had same day or next day liquidity and effective annualised yields of between 8.80% and 9.49%

[2]This consists of cash held on call as collateral for guarantees issued by the Standard Bank of South Africa Limited on behalf of the Group for environmental rehabilitation amounting to R5.2 million and various utilities amounting to R5.1 million

CREDIT RISK
The Group is exposed to credit risk on the total carrying value of its cash and cash equivalents. The Group manages its exposure to credit risk by investing cash and cash equivalents across several major financial institutions, considering the credit ratings of the respective financial institutions, funds and underlying instruments.
Impairment on cash and cash equivalents, if any, are measured on a 12-month expected loss basis and reflects the short maturities of the exposures. The Group considers that its cash and cash equivalents have low credit risk based on the external credit ratings of the counterparties which are rated between AA- and AA+.
MARKET RISK
Interest rate risk
A change of 100 basis points (bp) in the interest rates would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis is performed on the average balance of cash and cash equivalents for the year and assumes that all other variables remain constant. The analysis excludes income tax.

Amounts in R million	2023	2022

100bp increase	25.0	23.5
100bp (decrease)	(25.0)	(23.5)

Foreign denominated cash is held in a foreign currency bank account accruing negligible interest and is usually converted to South African rand on the day of receipt. Foreign cash is therefore not exposed to significant interest rate risk.
Foreign currency risk
US Dollars received on settlement of the trade receivables are exposed to fluctuations in the US Dollar/South African rand exchange rate until it is converted to South African rands.

US Dollars not converted to South African rands at reporting date are as follows:

Figures in USD million	2023	2022

Foreign denominated cash at 30 June	3.7	3.4

A 10% strengthening of the rand against the US Dollar at 30 June 2023 would have increased/(decreased) equity and profit/(loss) by the amounts shown below. This analysis assumes that all other variables remain constant.

Amounts in R million	2023	2022

Strengthening of the Rand against the US Dollar	(7.0)	(5.5)
Weakening of the Rand against the US Dollar	7.0	5.5

FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of cash and cash equivalents approximates their carrying value due to their short-term maturities.